UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2016

ETFS SILVER TRUST
(Exact name of registrant as specified in its charter)

Commission File Number :  001-34412

New York	26-4586763
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

c/o ETFS Securities USA LLC

48 Wall Street, 11th Floor

New York, New York 10005
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (212) 918-4954

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¡	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¡	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¡	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))
¡	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Changes in Registrant’s Certifying Accountant

Following its competitive review of independent registered public accounting firms, the audit committee (the “Audit Committee”) of ETF Securities USA LLC (the “Sponsor) of ETFS Silver Trust (the “Registrant”) on January 28, 2016, dismissed Deloitte & Touche LLP (the “Former Accountant”) and engaged KPMG LLP (the “Current Accountant”) as the principal independent registered public accounting firm to audit the Registrant’s financial statements.

No report of the Former Accountant on the Registrant’s financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years and subsequent interim periods preceding the Former Accountant’s dismissal, there was no disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (if not resolved to the satisfaction of the Former Accountant) would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Registrant’s two most recent fiscal years and subsequent interim periods preceding the Former Accountant’s dismissal, there was no reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Sponsor provided the Former Accountant with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “Commission”) and requested the Former Accountant to furnish the Sponsor with a letter addressed to the Commission stating whether the Former Accountant agrees with the statements made by the Sponsor in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  A copy of the Former Accountant’s letter dated January 28, 2016, is attached as Exhibit 16.1 to this Form 8-K.

During the Registrant’s two most recent fiscal years and subsequent interim periods preceding the Current Accountant’s engagement, neither the Sponsor nor anyone on its behalf consulted the Current Accountant regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01Financial Statements and Exhibits

Exhibit 16.1Former Accountant’s Letter dated January 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETFS SILVER TRUST By: ETF Securities USA LLC, Sponsor of the ETFS Silver Trust
By: /s/ Christopher Foulds
Christopher Foulds
Chief Financial Officer
and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date:  January 28, 2016